POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 7, 2016 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016 OF:

PowerShares KBW Property & Casualty Insurance Portfolio

Effective as of the open of markets on December 7, 2016 (the “Effective Date”), the listing exchange for shares of PowerShares KBW Property & Casualty Insurance Portfolio (the “Fund”) will change from NYSE Arca, Inc. to The NASDAQ Stock Market LLC. Therefore, on the Effective Date, all references in the summary prospectus to the Fund’s shares being listed for trading on NYSE Arca, Inc. are replaced with references to The NASDAQ Stock Market LLC.

Please Retain This Supplement for Future Reference.

P-KBWP-SUMPRO-1-SUP-1 120716